Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Vet Online Supply Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel Rushford, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 15, 2019	By:	/s/ Daniel Rushford
Daniel Rushford
Chief Executive Officer (Principal Executive Officer)